EXHIBIT 99.(a)(5)


                          NOTICE OF GUARANTEED DELIVERY
                                       for
                        Tender and Delivery of Shares of
                             Special Preferred Stock
                                       of
                         FirstCity Financial Corporation
                                  for Exchange

      This Notice of Guaranteed Delivery or a form substantially equivalent hereto must be used to accept the Exchange Offer relating to the Special Preferred Stock of FirstCity Financial Corporation ("FirstCity") (the "Securities" or "Special Preferred Stock") if (a) certificates representing the Securities are not immediately available, (b) the procedures for book-entry transfer cannot be completed on or prior to the Expiration Date, or (c) time will not permit the holder's Letter of Transmittal, Certificates evidencing the Special Preferred Stock or other required documents to reach the Exchange Agent on or prior to the Expiration Date. This form may be delivered by an Eligible Institution by mail or hand delivery or transmitted, via facsimile, telegram or telex to the Exchange Agent as set forth below. All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Offer to Exchange dated August 31, 1998 (as the same may be amended or supplemented from time to time, the "Offer to Exchange") of FirstCity.

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THE EXCHANGE OFFER WILL EXPIRE AT MIDNIGHT, NEW YORK CITY TIME, ON TUESDAY,
SEPTEMBER 29, 1998 UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS OF FIRSTCITY SPECIAL PREFERRED STOCK MAY BE WITHDRAWN AT ANY TIME UNTIL THE EXPIRATION DATE FOR THE EXCHANGE OFFER. THIS NOTICE OF GUARANTEED DELIVERY IS TO BE USED ONLY WITH RESPECT TO SHARES OF SPECIAL PREFERRED STOCK BEING EXCHANGED PURSUANT TO THE EXCHANGE OFFER.

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                                       To:
             American Stock Transfer & Trust Company, Exchange Agent

                             Facsimile Transmission:
                                 (718) 234-5001
                        (For Eligible Institutions Only)


 By Hand/Overnight Courier:    Confirm by Telephone:           By Mail:
       American Stock             (718) 921-8200            American Stock
  Transfer & Trust Company                             Transfer & Trust Company
 40 Wall Street, 46th Floor                           40 Wall Street, 46th Floor
  New York, New York 10005                             New York, New York 10005



      Delivery of this Notice of Guaranteed Delivery to an address, or transmission of instructions via facsimile transmission or telex, other than as set forth above will not constitute a valid delivery.

      This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.




HOFS02...:\92\54892\0013\1848\SCH8248K.26B

Ladies and Gentlemen:

      The undersigned hereby tender(s) to FirstCity, upon the terms and subject to the conditions set forth in the Offer to Exchange and the blue Letter of Transmittal, receipt of which is hereby acknowledged, the number of shares of Special Preferred Stock set forth below, pursuant to the guaranteed delivery procedures set forth in the Offer to Exchange under the heading "The Exchange Offer -- Guaranteed Delivery."

      All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.


                           PLEASE SIGN AND COMPLETE

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Signature(s) of Registered Holder(s) or Address(es):............................
Authorized Signatory:

 .....................................  .........................................

Name(s) of Registered Holder(s)        .........................................
                                       Area Code and Telephone No.:
 .....................................  .........................................

Number of Shares of Special Preferred  If Securities will be delivered by book-entry transfer, check box below:

 .....................................  [ ]  The Depository Trust Company

Certificate No(s). of Securities
(if Available):
 .....................................

Date: ...............................  Account No. .............................

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
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      This Notice of Guaranteed Delivery must be signed by the registered
Holder(s) of Special Preferred Stock exactly as their name(s) appear(s) on the Certificates representing the Special Preferred Stock or on a security position listing as the owner(s) of the Special Preferred Stock, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, guardian, attorney-in-fact, officer of a corporation, executor, administrator, agent or other representative, such person must provide the following information.

                     Please print name(s) and address(es)

Name(s):
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Capacity:
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Address(es):
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Do not send Certificates representing the Special Preferred Stock with this form. Certificates representing the Special Preferred Stock should be sent to the Exchange Agent, together with a properly completed and validly executed Letter of Transmittal.

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                                   GUARANTEE
                   (Not to be used for signature guarantee)

      The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or a correspondent in the United States, hereby guarantees that, within three NASDAQ National Market System trading days from the date of this Notice of Guaranteed Delivery, a properly completed and validly executed Letter of Transmittal (or a facsimile thereof), together with Securities tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Securities into the Exchange Agent's account at a Book-Entry Transfer Facility, pursuant to the procedure for book-entry transfer set forth in the Offer to Exchange under the heading "The Exchange Offer -- Book Entry Transfer"), and all other required documents will be deposited by the undersigned with the Exchange Agent at its address set forth above.

Name of Firm:
             -------------------------
Address:                                  Name:
        ------------------------------          -----------------------------
                                          Title:
                                                -----------------------------
Area Code and Telephone No.:              Date:
                            ----------          -----------------------------
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      DO NOT SEND CERTIFICATES REPRESENTING THE SPECIAL PREFERRED STOCK WITH
THIS FORM. ACTUAL SURRENDER OF CERTIFICATES REPRESENTING THE SPECIAL PREFERRED STOCK FOR EXCHANGE MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND VALIDLY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.


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